UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 3, 2019 (July 2, 2019)

QUOTIENT LIMITED

(Exact name of registrant as specified in its charter)

Jersey, Channel Islands	001-36415	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

B1, Business Park Terre Bonne, Route de Crassier 13, 1262 Eysins, Switzerland		Not Applicable
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 011-41-22-716-9800

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares	QTNT	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 8.01	Other Events.

On July 2, 2019, Quotient Limited (the “Company”) amended its employment agreement with Franz Walt, its Chief Executive Officer, dated May 24, 2018 (the “Employment Agreement”), to provide for automatic renewal of its term for an additional twelve months, subject to either party giving the other party at least three months’ written notice that the term of the Employment Agreement shall not be extended. A copy of the July 2, 2019 amendment is included as Exhibit 99.2 to this Current Report on Form 8-K.

The Company is also including in this Current Report on Form 8-K as Exhibit 99.1 an immaterial amendment to the Employment Agreement, dated November 20, 2018, whereby the Company agreed, in lieu of reimbursing Mr. Walt CHF2,500 per month for the rental cost of a 1-bedroom apartment in the Geneva area, to reimburse Mr. Walt for incremental costs incurred by him when his spouse travels with him to Eysins, Switzerland. The November 2, 2018 amendment to the Employment Agreement was inadvertently not included as an exhibit to the Company’s Annual Report on Form 10-K for the year ended March 31, 2019 (filed with the Securities and Exchange Commission on May 29, 2019).

The foregoing descriptions of the terms of the November 2, 2018 and July 2, 2019 amendments to the Employment Agreement do not purport to be complete and are subject to, and qualified in their entirety by, reference to the respective amendments, which are filed herewith as Exhibits 99.1 and 99.2 and are incorporated herein by reference. The Employment Agreement was originally filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed May 29, 2018, and is also incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Number	Description

10.1	Employment Agreement, dated as of May 24, 2018, by and between Quotient Limited and Franz Walt (Filed as Exhibit 10.1 to our Current Report on Form 8-K on May 29, 2018 and incorporated herein by reference).

99.1	Amendment to Employment Agreement, dated as of November 2, 2018, by and between Quotient Limited and Franz Walt.

99.2	Amendment to Employment Agreement, dated as of July 2, 2019, by and between Quotient Limited and Franz Walt.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUOTIENT LIMITED

Dated: July 3, 2019	By:	/s/ Christopher Lindop
	Name:	Christopher Lindop
	Title:	Chief Financial Officer